UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM 8-K
                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) April 1, 1998
                                                           ---------------



                                       Tekgraf, Inc.
                                 (Exact name of registrant
                               as specified in its charter)



               Georgia            000-23221             58-2033795
            ---------------      ------------       -------------------
            (State or other      (Commission        (I.R.S. Employer
            jurisdiction of      File Number)       Identification No.)
            incorporation)


     2979 Pacific Drive, Suite B
     Norcross, Georgia                                   30071
     ----------------------------------------        ----------
     (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code:  (770) 441-1107


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.

      On April 1, 1998, Tekgraf, Inc., a Delaware corporation (the "Registrant") acquired Computer Graphics Technology, Inc., a South Carolina corporation ("CGT"), by virtue of the merger of CGT with and into Tekgraf Sub I, Inc., a Georgia corporation which is a wholly-owned subsidiary of the Registrant ("Acquisition Sub"). The merger was effectuated pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated March 23, 1998, by and among the Registrant, Acquisition Sub, CGT, and Scott C. Barker, Robert Shumaker and Thomas Mills (the "CGT Shareholders"). The Registrant delivered an aggregate of 330,000 unregistered shares of the Registrant's Class A Common Stock and $500,000 in cash as consideration. These amounts remain subject to adjustment based on certain net asset value and profitability guarantees made by CGT and the CGT Shareholders in the Merger Agreement. The guarantees are secured by $100,000 of the cash consideration and 66,000 of the shares issued, which amounts were placed in escrow in accordance with an Escrow Agreement by and among the Registrant, Acquisition Sub, CGT, the CGT Shareholders, Scott C. Barker (as the Shareholder Representative), and First Union National Bank (as escrow agent). To secure various other representations, warranties, and provisions contained in the Merger Agreement, another 66,000 of the shares issued were placed in escrow pursuant to a Pledge, Security and Escrow
Agreement by and among the Registrant, Acquisition Sub, CGT, the CGT Shareholders, Scott C. Barker (as the Indemnification Representative), and
First Union National Bank (as escrow agent). Immediately after the merger, the name of Acquisition Sub was changed to Computer Graphics Technology, Inc.

      The purchase price was determined by direct negotiations among the Registrant, CGT, and the CGT Shareholders in the months preceding the signing of the Merger Agreement. The Registrant used proceeds from its initial public offering of Class A Common Stock and Warrants, which occurred in November 1997, to fund the cash component of the purchase price. The Registrant intends for the acquisition to be accounted for as a purchase and treated as a tax-free reorganization under Section 368(a)(2)(D) of the Internal Revenue Code to the full extent permitted by that Section.

      CGT, which is headquartered in Greenville, South Carolina, is a computer graphics distribution company focused on the southeastern United States. CGT's assets consist primarily of accounts receivable, inventory and cash. As part of the merger, Acquisition Sub assumed all the liabilities of CGT, consisting primarily of accounts payable, a bank note and accrued expenses.


ITEM 7.  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated March 23, 1998, by and among Tekgraf, Inc., a Delaware corporation, Tekgraf Sub I, Inc., a Georgia corporation, and Computer Graphics Technology, Inc., a South Carolina corporation, and its shareholders. [Filed as Exhibit 10.22 to the Company's 1998 Annual Report on Form 10-K, filed on March 31, 1998, and incorporated herein by reference.]**

            2.2 Escrow Agreement, dated April 1, 1998, by and among Tekgraf, Inc., a Delaware corporation, Tekgraf Sub I, Inc., a Georgia corporation, Scott C. Barker, Robert Shumaker and Thomas Mills (as the "Company Shareholders"), Scott C. Barker (as the "Shareholder Representative"), and First Union National Bank (as the "Escrow Agent").

            2.3 Pledge, Security and Escrow Agreement, dated April 1, 1998, by and among Tekgraf, Inc., a Delaware corporation, Tekgraf Sub I, Inc., a Georgia corporation, Scott C. Barker, Robert Shumaker and Thomas Mills (as the "Company Shareholders"), Scott C. Barker (as the "Indemnification Representative"), and First Union National Bank (as the "Escrow Agent").

            10.1 Lease Agreement, dated March 1, 1998, by and between Computer Graphics Technology and Southridge Equities.

            21.1  Subsidiary Table.

            99.1  Press release dated March 27, 1998.

            99.2  Press release dated April 8, 1998.

**    The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEKGRAF, INC.
                                       (Registrant)

                                       By: /s/ W. Jeffrey Camp
                                           ---------------------------
                                           W. Jeffrey Camp
                                           Chief Financial Officer

Date: April 15, 1998
--------------------

                                 EXHIBIT INDEX

               No.      Description
               ---      -----------

               2.1 Agreement and Plan of Merger, dated March 23, 1998, by and among Tekgraf, Inc., a Delaware corporation, Tekgraf Sub I, Inc., a Georgia corporation, and Computer Graphics Technology, Inc., a South Carolina corporation, and its shareholders. [Filed as Exhibit
                        10.22 to the Company's 1998 Annual Report on Form 10-K, filed on March 31, 1998, and incorporated herein by reference.]**

               2.2 Escrow Agreement, dated April 1, 1998, by and among Tekgraf, Inc., a Delaware corporation, Tekgraf Sub I, Inc., a Georgia corporation, Scott C. Barker, Robert Shumaker and Thomas Mills (as the "Company Shareholders"), Scott C. Barker (as the "Shareholder Representative"), and First Union National Bank (as the "Escrow Agent").

               2.3 Pledge, Security and Escrow Agreement, dated April 1, 1998, by and among Tekgraf, Inc., a Delaware corpora-tion, Tekgraf Sub I, Inc., a Georgia corporation, Scott C. Barker, Robert Shumaker and Thomas Mills
                        (as the "Company Shareholders"), Scott C. Barker (as the "Indemnification Representative"), and First Union National Bank (as the "Escrow Agent").

              10.1 Lease Agreement, dated March 1, 1998, by and between Computer Graphics Technology and Southridge Equities.

              21.1      Subsidiary Table.

              99.1      Press release dated March 27, 1998.

              99.2      Press release dated April 8, 1998.



**    The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-K.